Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of DutchFork Bancshares, Inc. (the "Company") on Form 10-KSB for the period ended September 30, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Steve P. Sligh, Executive Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as added by 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

                                      /s/ Steve P. Sligh
                                      ----------------------------------
                                      Steve P. Sligh
                                      Executive Vice President, Chief Financial
                                         Officer and Treasurer

December 29, 2003